                                                                    EXHIBIT 23.2


                         CONSENT OF ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 26, 2001 included in IRT Property Company's Form 10-K for the year ended December 31, 2000 and to all references to our firm included in this registration statement.

ARTHUR ANDERSEN LLP



/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
April 20, 2001